UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 24, 2011

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairments.

As previously described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, in March 2011, legislation was introduced in Oregon, Senate Bill 967 (SB 967), to repeal existing statutes, Senate Bill 408 (SB 408), governing the annual regulatory adjustment for income taxes paid. On May 24, 2011, the Governor of Oregon signed SB 967 into law.

SB 967 repeals the regulatory adjustment for income taxes paid for tax years 2010 and thereafter. SB 408 required certain regulated natural gas and electric utilities to annually review the amount of income taxes collected in rates from utility operations and compare it to the amount the utility actually paid to taxing authorities. Under SB 408, if we paid less in income taxes related to utility operations than we collected from Oregon utility customers, we were required to refund the excess to our Oregon utility customers. Conversely, if we paid more in income taxes than we collected from Oregon utility customers, we were required to collect a surcharge from Oregon utility customers. SB 967 also requires the Public Utility Commission of Oregon to make decisions in future ratemaking proceedings on the amounts of income taxes to be recovered in rates.

For the 2010 tax year, we had estimated the difference between income taxes paid and the amounts collected in rates would result in a surcharge of $7.1 million, excluding interest. In 2010, we recognized income relating to such surcharge and recorded a regulatory asset in such amount. The 2010 surcharge was primarily driven by a refund of property taxes as well as by utility operating margins that included gains from gas cost savings related to our PGA incentive sharing.

As a result of the enactment of SB 967 into law, we will be unable to collect the surcharge for the 2010 tax year. Consequently, as of the date SB 967 was signed into law, we have concluded that the regulatory asset for such surcharge is impaired and that we will record a charge of approximately $7.4 million including accrued interest ($4.4 million after tax or about 17 cents per share) in the second quarter of 2011.

For the three months ended March 31, 2011, we estimated a surcharge of $2.7 million, but did not recognize it for accounting purposes due to the significant uncertainty surrounding our ability to collect this amount in future rates.

Item 7.01	Regulation FD Disclosure.

On May 24, 2011, Northwest Natural Gas Company (NW Natural) issued a press release announcing that Oregon Governor John Kitzhaber signed Senate Bill 967 into law effective immediately. A copy of the press release is attached as Exhibit 99.1.

The information contained in this item and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this item, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-looking Statements

This report, and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, future events, investments, estimates, customer savings, rate recovery, customer refunds or surcharges, financial positions, accounting treatment and financial impact, revenues and earnings, dividends, performance, legislative actions and impact, regulatory actions or approvals, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A, “Risk Factors”, in the company’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished pursuant to Item 7.01 herein.

Exhibit	Description

99.1	Press Release of Northwest Natural Gas Company issued May 24, 2011 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: May 25, 2011	/s/ DAVID H. ANDERSON
David H. Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release of Northwest Natural Gas Company issued May 24, 2011 (furnished and not filed).

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